UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Securities Exchange Act of 1934
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KushCo Holdings, Inc.

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KUSHCO HOLDINGS, INC.
11958 Monarch Street
Garden Grove, CA 92841
December 28, 2018
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of KushCo Holdings, Inc. (the “Annual Meeting”) to be held on Thursday, February 21, 2019 at 9:00 a.m. Pacific Time at the Center Club Orange County, 650 Town Center Drive, Costa Mesa, California 92626. At the meeting, we will be voting on the matters described in this Proxy Statement.
We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials, materials remain easily accessible to stockholders, and stockholders receive clear instructions for receiving materials and voting.
We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about December 31, 2018. The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018, are available at www.proxyvote.com.
The Notice of Internet Availability of Proxy Materials contains instructions for our stockholders’ use of this process, including how to access our Proxy Statement and 2018 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.
If you are unable to attend the meeting, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any stockholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail.
The board of directors has fixed the close of business on December 24, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
Sincerely,
Nicholas Kovacevich
Chairman and Chief Executive Officer

KUSHCO HOLDINGS, INC.
11958 Monarch Street
Garden Grove, CA 92841
(714) 243-4311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 21, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KushCo Holdings, Inc. (the “Company”) will be held on Thursday, February 21, 2019 at 9:00 a.m. Pacific Time at the Center Club Orange County, 650 Town Center Drive, Costa Mesa, California 92626 for the following purposes:
1.
The election of the director nominees, nominated by the board of directors, for a one-year term, such term to continue until the annual meeting of stockholders in 2020 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019;

3.
The approval of an amendment to the Company’s 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 3,000,000 shares; and

4.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The board of directors has fixed the close of business on December 24, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The board of directors of KushCo Holdings, Inc. recommends that you vote “FOR” the election of the nominees of the board of directors as directors of KushCo Holdings, Inc., “FOR” the proposal to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm, and “FOR” the proposal to amend the 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 3,000,000 shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, February 21, 2019: The Proxy Statement and 2018 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the fiscal year ended August 31, 2018, are available at www.proxyvote.com.The Annual Report, however, is not part of the proxy solicitation material.
By order of the board of directors,
Nicholas Kovacevich
Chairman and Chief Executive Officer
Garden Grove, California
December 28, 2018
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

KushCo Holdings, Inc.

Notice of 2019 Annual Meeting of Stockholders,
Proxy Statement and Other Information
i

KUSHCO HOLDINGS, INC.
11958 Monarch Street
Garden Grove, CA 92841
(714) 243-4311

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Thursday, February 21, 2019
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of KushCo Holdings, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, February 21, 2019 at 9:00 a.m. Pacific Time at the Center Club Orange County, 650 Town Center Drive, Costa Mesa, California 92626, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
The election of the director nominees, nominated by the board of directors, for a one-year term, such term to continue until the annual meeting of stockholders in 2020 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019;

3.
The approval of an amendment to the Company’s 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 3,000,000 shares; and

4.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner of our common stock, we are now furnishing proxy materials, which include our Proxy Statement and Annual Report, to our stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about December 31, 2018, in connection with the solicitation of proxies for the Annual Meeting. The board of directors has fixed the close of business on December 24, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 80,207,266 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately 160 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of a majority of the shares entitled to vote at any meeting of stockholders is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the election of directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the directors or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
Approval of Proposal No. 2 regarding the ratification of RBSM LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal No. 2.
Approval of Proposal No. 3 regarding the amendment to the Company’s 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 3,000,000 shares requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal No. 3.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at KushCo Holdings, Inc., 11958 Monarch Street, Garden Grove, CA 92841; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Our board of directors recommends an affirmative vote on all proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the board of directors’ recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, February 21, 2019: The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS
The board of directors of the Company currently consists of five members. Directors serve for one-year terms, with each director being elected by our stockholders at each annual meeting to succeed the directors whose terms are then expiring.
At the Annual Meeting, five directors, nominated by the board of directors, will stand for re-election to serve until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal.
The board of directors has nominated Eric Baum, Barbara Goodstein, Donald Hunter, Dallas Imbimbo and Nicholas Kovacevich for election as the directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Eric Baum, Barbara Goodstein, Donald Hunter, Dallas Imbimbo and Nicholas Kovacevich. The nominees have agreed to stand for re-election and, if re-elected, to serve as a directors. However, if any such person nominated by the board of directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the board of directors may recommend.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each of the nominees as a director of the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: ERIC BAUM, BARBARA GOODSTEIN, DONALD HUNTER, DALLAS IMBIMBO AND NICHOLAS KOVACEVICH. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the directors of the Company, based on information furnished to the Company by each director. The biographical description below for each director includes his or her age, all positions he or she holds with the Company, his or her principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he or she currently serves as a director or has served as a director during the past five years. The biographical description below for each director also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the board of directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our board.
The board of directors has determined that Eric Baum, Donald Hunter and Barbara Goodstein are “independent” as such term is currently defined by the applicable rules of The Nasdaq Stock Market LLC.

The following information is current as of December 28, 2018, based on information furnished to the Company by each director:
Director Nominees of KushCo Holdings, Inc.
Name	Age	Position with the Company	Director Since
Nicholas Kovacevich	33	Chairman and Chief Executive Officer	2010
Eric Baum(1)(2)	41	Director	2016
Barbara Goodstein(1)(2)(3)	58	Director	2017
Donald Hunter(1)(2)(3)	62	Director	2018
Dallas Imbimbo	33	Director	2010

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Corporate Governance Committee

Nicholas Kovacevich — Chairman and Chief Executive Officer
Mr. Kovacevich has served as Director and Secretary of the Company since its inception in December 2010. Mr. Kovacevich served as Chief Operating Officer from December 2010 up until August 29, 2014, at which time he was appointed to Chief Executive Officer. Mr. Kovacevich was appointed as Chairman of the Board in November 2017. Mr. Kovacevich graduated Summa Cum Laude in 2009 from Southwest Baptist University with a B.S. in Sports Management. From 2009 to 2010, Mr. Kovacevich ran operations for a large-scale traveling basketball camp called Basketball Jones in which he honed his entrepreneurial and leadership skills. In addition to being a founder of the Company, Mr. Kovacevich partnered with Mr. Imbimbo and established 3 Kings Ventures, LLC in 2011 and BigRentz Inc. in 2012. Mr. Kovacevich served as the Chief Operating Officer of BigRentz from March 2012 through September 2014, and is a member of its board of directors. Mr. Kovacevich’s excellent leadership and managerial skills and his background in developing small businesses led to his appointment as Chairman and Chief Executive Officer of the Company.
Eric Baum — Director
On December 7, 2017, the Board appointed Mr. Baum as a Director. Mr. Baum brings close to twenty years of experience in advising executive leadership teams across a spectrum of industries, ranging from well-established Fortune 50 companies to emerging ventures. Mr. Baum has served as Managing Director of Acquis Consulting Group from April 2003 through present, and Managing Director/Leader of its affiliate, Solidea Capital from 2006 through present. Mr. Baum also serves in several advisory and Board of Director roles for start-ups such as Big Rentz, ChemioCare, Tenant Tracker, Data Exchange supporting the full spectrum of needs from idea conception through expansion and growth strategies. In addition, Mr. Baum co-led the development of the ACTEcelerator program, an industry accelerator that focuses on the corporate travel market and is a joint venture between Solidea and the Association of Corporate Travel Executives (ACTE), a travel trade association. Mr. Baum has been the founding partner of Summit Holdings since 2010. Mr. Baum is also actively involved in the venture capital arena as an angel investor and participant in several investment-focused groups, such as the Charlotte Angel Fund, where he has served since 2015. Mr. Baum holds a Bachelor of Business Administration from Emory University, where he graduated Valedictorian and was inducted into Beta Gamma Sigma, the national business honor society, and Omikron Delta Kappa, a leadership society. Mr. Baum’s extensive background in advising corporate leaders and finance experience led to his appointment as Director.

Barbara Goodstein — Director
Ms. Goodstein has served as a Director since November 14, 2017. Ms. Goodstein currently serves as the Chief Executive Officer and President of Tiger 21 Holdings. Previously, Ms. Goodstein served as the Chief Marketing Officer at Vonage from 2012 through January 2015. Prior to joining Vonage, Ms. Goodstein held senior management positions at AXA Equitable, JP Morgan Chase, and Instinet.com. Among the Top 25 Women in Finance (US Banker’s Most Powerful Women Annual Ranking), 2008 and 2009, she participates in Fortune’s Most Powerful Women Summits, is a member of the Women’s Forum, and Fortune’s Global Mentor Program. Ms. Goodstein has also won AWNY’s “Impact” and “Changing the Game” awards for Innovation. Ms. Goodstein currently serves as a member of the board of directors of Manning & Napier, Inc., (NYSE: MN), an investment management company, and as a member of the advisory board of Family Office Exchange. In addition, Ms. Goodstein served as a member of the board of directors of AXA Advisors from 2006 through 2010 and Chase Investor Services Corp. from 2001 through 2005. Ms. Goodstein earned a Bachelor’s degree from Brown University in 1981 and an M.B.A. from Columbia University School of Business in 1983, and she holds Series 7, 24 and 63 licenses. Ms. Goodstein’s extensive marketing experience and her ability to assess competitive business landscapes led to her appointment as Director.
Donald Hunter — Director
Mr. Hunter has served as a Director since February 1, 2018. Since 2007, Mr. Hunter has served as principal at Donald Hunter, LLC, a consulting practice that assists private equity firms and entrepreneurs to enhance the value of their technology companies. He previously served as Chief Operating Officer and Chief Financial Officer of Harbor Global Company Limited, a publicly traded investment management, natural resources, and real-estate company, from 2000 through 2006, and as a senior executive at The Pioneer Group, Inc. from 1988 through 2000, with responsibility for international start-ups. Mr. Hunter began his career at the General Electric Company, where he was a member of the corporate audit staff and a graduate of its Financial Management Training Program. Since 2013, Mr. Hunter has served as a member of the board of directors of The LGL Group, Inc., an NYSE-listed frequency and spectrum control engineering and manufacturing company, and also serves as the Chairman of the Audit Committee and a member of the Nominating Committee and formerly, served on the Compensation Committee. Previously, Mr. Hunter served as a member of the board of directors, Chairman of the Audit Committee and member of the Nominating Committee of Juniper Pharmaceuticals, a NASDAQ-listed specialty pharmaceuticals company, from March 2014 through March 2016, and a member of the board of directors of LICT Corporation, a holding company with subsidiaries in telecommunications and multimedia, from June 2014 through June 2015. Mr. Hunter qualifies as a financial expert pursuant to the Sarbanes-Oxley Act and is an active member of the National Association of Corporate Directors. He holds a Bachelor of Science, magna cum laude, and an MBA with high honors from Boston University. Mr. Hunter’s more than 25 years of public company experience and knowledge of corporate governance, SEC reporting, internal controls, international operations and mergers and acquisitions matters led to his appointment as Director.
Dallas Imbimbo — Director
Mr. Imbimbo served as Chairman of the Company since its inception in December 2010 through November 2017, and continues to serve as a Director of the Company. Mr. Imbimbo began his career in 2007 by founding PackMyDorm, a moving and storage solutions company operating at UC Davis, UC Berkeley, UC Santa Cruz and Stanford. In 2010, Mr. Imbimbo and his partners sold PackMyDorm and relocated to Southern California to establish the Company. In addition to his role at the Company, Mr. Imbimbo founded 3 Kings Ventures, LLC in 2011 and BigRentz Inc. in 2012. 3 Kings invests in and develops distressed residential real estate. BigRentz is one of the nation’s largest online network of equipment rentals and under his leadership as President and Chief Executive Officer from inception through April 2017, BigRentz has become one of the fastest growing companies in Southern California. Mr. Imbimbo continues to serve as Chairman of the Board of BigRentz. Most recently, Mr. Imbimbo founded an investment firm, Alpha West Holdings, specializing in investments of early stage companies and providing support and the framework needed to help their management teams succeed. Mr. Imbimbo’s background in developing small businesses combined with visionary outlook and managerial skills led to his appointment as Director.

INFORMATION REGARDING THE BOARD OF DIRECTORS
During the fiscal year ended August 31, 2018, our board of directors held eight meetings. Each of the directors attended at least 75% of the total number of meetings of the board of directors. The board of directors encourages directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the board of directors typically schedules a regular meeting of the board of directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders.
Our board of directors does not have a lead independent director and does not believe that one is currently necessary. The non-employee directors meet regularly in executive sessions outside the presence of management. Mr. Kovacevich, our Chief Executive Officer, has served as the Chairman of the board of directors since November 2017. Among other things, the non-employee directors provide feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent directors outside of meetings of the board of directors. The Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy.
Our board of directors believes that the current board leadership structure, in which the roles of Chairman and Chief Executive Officer are held by one person, is appropriate for us and our stockholders at this time. The current board leadership structure is believed to be appropriate because it demonstrates to our employees, suppliers, customers, and other stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. The board will continue to reexamine our corporate governance policies and leadership structure on an ongoing basis to ensure that they continue to meet our needs. We will review these policies and may adopt a different approach in the future if circumstances warrant a change.
Independent Directors
Our board of directors is currently composed of five members. Of those five members, Mr. Baum, Mr. Hunter and Ms. Goodstein qualify as independent directors in accordance with the published listing requirements of The Nasdaq Stock Market LLC.
Role of Board in Risk Oversight Process
Our board of directors has responsibility for the oversight of the company’s risk management processes and regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The board of directors reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the board of directors reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the board of directors includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The board of directors is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The board of directors also manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest.

Corporate Governance and Code of Ethics
We believe our corporate governance initiatives comply with the Sarbanes-Oxley Act and the rules and regulations of the SEC adopted thereunder. Our board of directors continue to evaluate our corporate governance principles and policies.
Our board of directors have adopted a code of business conduct that applies to each of our directors, officers and employees. The code addresses various topics, including:
•
compliance with applicable laws, rules and regulations;

•
conflicts of interest;

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public disclosure of information;

•
insider trading;

•
corporate opportunities;

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competition and fair dealing;

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discrimination, harassment and retaliation;

•
record-keeping;

•
confidentiality;

•
protection and proper use of company assets; and

•
reporting illegal and unethical behavior.

The code of business conduct is posted on our website. Any waiver of the code of business conduct for an executive officer or director may be granted only by our board of directors and must be timely disclosed as required by applicable law. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.
Board Committees
On March 9, 2018, our board of directors established an audit committee, a compensation committee and nominating and corporate governance committee, each of which operate under a charter that has been approved by our board. The directors serving as members of these committees meet the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations. In addition, we believe that the functioning of these committees complies with the rules of The Nasdaq Stock Market LLC. Each committee has the composition and responsibilities described below.
Audit Committee
Our board of directors has established an audit committee, which is comprised of Eric Baum, Barbara Goodstein and Donald Hunter, each of whom is a non-employee member of the board of directors. Donald Hunter serves as the chair of the audit committee. During the fiscal year ended August 31, 2018, the audit committee met two times. Prior to March 2018, the entire board of directors performed the functions of an audit committee. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Pursuant to the audit committee charter, the functions of the committee include, among other things:
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appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

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overseeing the work of our registered public accounting firm;

•
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting and our disclosure controls and procedures;

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meeting independently with our registered public accounting firm and management;

•
preparing the audit committee report required by SEC rules;

•
reviewing and approving or ratifying any related person transactions; and

•
overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our board of directors has determined that Donald Hunter is an “audit committee financial expert” as defined by applicable SEC rules. In addition, our board of directors has also determined that Mr. Hunter has the requisite financial sophistication under the applicable rules and regulations of The Nasdaq Stock Market LLC.
Compensation Committee
Our board of directors has established a compensation committee, which is comprised of Eric Baum, Barbara Goodstein and Donald Hunter. Eric Baum serves as the chair of the compensation committee. During the fiscal year ended August 31, 2018, the compensation committee met one time. Prior to March 2018, compensation of our executive officers and directors, including, but not limited to, the grant of awards pursuant to our 2016 Stock Incentive Plan, as amended (the “2016 Plan”), was decided by the board of directors as a whole. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Pursuant to the compensation committee charter, the functions of this committee include:
•
reviewing our compensation and benefits policies generally, including reviewing, approving and administering any incentive compensation plans and equity-based plans;

•
in coordination with our other independent directors, reviewing and approving the compensation of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on performance and other relevant criteria;

•
identifying the corporate goals and objectives governing the chief executive officer’s compensation and, in coordination with our other independent directors, evaluating the chief executive officer’s performance in light of such goals and objectives;

•
reviewing and approving the compensation of our other executive officers, including identifying the corporate goals and objectives governing such officers’ compensation and evaluating such officers’ performance in light of such goals and objectives;

•
making recommendations to our board with respect to director compensation;

•
reviewing and approving perquisites and any other special benefit items of our executive officers;

•
if and as applicable, furnishing the annual compensation committee report required by SEC rules; and

•
reviewing and assessing any risks arising from our compensation policies and practices.

Our board of directors has determined that each of the members of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended, or Section 162(m). The Compensation Committee may delegate its authority to subcommittees of the Compensation Committee or its chair, including the authority to make grants and awards of stock rights or options to any of our non-executive officers. The Compensation Committee may also delegate its authority relating to the compensation practices for employees other than executive officers and directors, and to matters that the Compensation Committee deems ministerial.

Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, which is comprised of Barbara Goodstein and Donald Hunter. Barbara Goodstein serves as the chair of the nominating and corporate governance committee. During the fiscal year ended August 31, 2018, the nominating and corporate governance committee did not hold any meetings. Prior to March 2018, all directors participated in the consideration of director nominees. Pursuant to the nominating and corporate governance committee charter, the functions of this committee include, among other things:
•
identifying, evaluating, and making recommendations to our board of directors and our stockholders concerning nominees for election to our board, to each of the board’s committees and as committee chairs;

•
annually reviewing the performance and effectiveness of our board and its committees and developing and overseeing a performance evaluation process;

•
if required by applicable stock exchange listing rules, developing and recommending to the board of directors a set of corporate governance guidelines;

•
evaluating adequacy of our corporate governance structure, policies, and procedures;

•
reviewing stockholder proposals received by us and making recommendations to the board of directors regarding such proposals; and

•
reviewing and considering our policies and practices on significant issues of corporate social responsibility.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the audit committee of the board of directors of the Company submit this report in connection with the board’s review of the financial reports of the Company for the fiscal year ended August 31, 2018 as follows:
1.
The audit committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended August 31, 2018.

2.
The audit committee has discussed with representatives of RBSM LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.
The audit committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the board of directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee approved the inclusion of the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018 for filing with the Securities and Exchange Commission.
Submitted by the audit committee:
Donald Hunter, Chairman
Eric Baum
Barbara Goodstein

EXECUTIVE OFFICERS
Biographical information regarding our executive officers is set forth below. Each executive officer is elected annually by our board and serves until his or her successor is appointed and qualified, or until such individual’s earlier resignation or removal.
Name	Age	Position
Nicholas Kovacevich	33	Chairman and Chief Executive Officer
Christopher Tedford	45	Chief Financial Officer
Jim McCormick	51	Chief Operating Officer
Jason Vegotsky	32	President, Kush Supply Co.
Nicholas Kovacevich — Chairman and Chief Executive Officer — Please refer to “Proposal No. 1 —  Election of Directors” section of this proxy statement for Mr. Kovacevich’s biographical information.
Christopher Tedford — Chief Financial Officer
Mr. Tedford has served as our Chief Financial Officer since November 26, 2018. Prior to joining the Company, from 2016 through 2018, Mr. Tedford served as Senior Vice President and Chief Accounting Officer of Confie, a leading national personal lines and commercial insurance broker. From 2011 to 2016, Mr. Tedford served as Senior Director and Corporate Controller and, from 2015, as Vice President and Interim Chief Financial Officer of Pacific Sunwear of California, Inc., a Nasdaq-listed specialty retailer rooted in the action sports industry, where he managed the daily operations of the accounting and finance functions. Prior to that, he served in positions of increasing responsibility at KPMG LLP, Deloitte & Touche LLP, Multi-Finance Electronix, Inc. and Clean Energy Fuels Corp. Mr. Tedford is a Certified Public Accountant and received his Bachelor of Science from the University of California, Irvine and Master of Accounting from the University of Southern California.
Jim McCormick — Chief Operating Officer
Mr. McCormick has served as our Chief Operating Officer since January 12, 2018 and also served as our Chief Financial Officer from August 1, 2017 to November 26, 2018. Prior to joining the Company, from 2016 through 2017, Mr. McCormick served as a management consultant in the consumer goods sector including companies operating within the cannabis industry. From 2014 through 2016, Mr. McCormick served as the Chief Financial Officer of Electronic Cigarettes Group International, a Grand Rapids, Michigan based electronic cigarette marketing and distribution company. Prior to this, from 2011 through 2013, Mr. McCormick served as the Chief Financial Officer of the corporate services division of Sodexo North America, a global provider of food and facilities management services. In addition, Mr. McCormick held multiple international Chief Financial Officer roles as a member of British American Tobacco, the world’s second largest tobacco company, where he was employed from 1992 through 2008.
Jason Vegotsky — President, Kush Supply Co.
Mr. Vegotsky served as our Vice President of Sales from May 2018 through September 2018 and has served as President of our Kush Supply Co. division since October 2018. Prior to joining the Company, Mr. Vegotsky co-founded Summit Innovations in 2017, a distributor of hydrocarbons that we acquired in May 2018, and led its expansion to over 600 customers and 25 employees during its first year of operations. Mr. Vegotsky also co-founded Lawless Jerky LLC and served as its President from 2014 through 2017, and served as a sales representative at Fedway Associates from 2012 through 2016. Mr. Vegotsky received his Bachelor of Arts in Economics from Bucknell University.

EXECUTIVE COMPENSATION
We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, we have elected to comply with the reduced disclosure requirements applicable to emerging growth companies in accordance with SEC rules. We had only three executive officers during the fiscal year ended August 31, 2018: Nicholas Kovacevich, our Chairman and Chief Executive Officer, Jim McCormick, our Chief Operating Officer since January 12, 2018, who also served as our Chief Financial Officer from August 1, 2017 through November 26, 2018, and Ben Wu, our Former President and Chief Operating Officer, who are our named executive officers. Ben Wu resigned from his position as President and Chief Operating Officer on January 12, 2018.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers during our fiscal years ended August 31, 2017 and August 31, 2018.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Incentive Plan Compensation ($)	Deferred Compensation Earnings ($)	Other Compensation ($)	Total ($)
Nicholas Kovacevich Chairman and Chief Executive Officer	2018	157,858	—	—	103,118	—	—	—	260,976
	2017	87,042	—	—	—	—	—	—	87,042
Jim McCormick Chief Operating Officer(4)	2018	161,058	50,000	—	1,948,499	—	—	—	2,159,557
	2017	13,068	—	—	483,718	—	—	—	496,786
Ben Wu Former President and Chief Operating Officer(5)	2018	172,619	—	—	—	—	—	667,000	839,619
	2017	135,417	25,000	—	1,635,288(6)	—	—	—	1,795,705

(1)
Amounts reflect bonus awards that have been approved by the board of directors and accrued for as of August 31, 2018.

(2)
Amounts reflect the aggregate grant date fair value of restricted shares granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not necessarily paid to or realized by the officer.

(3)
Amounts reflect the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not necessarily paid to or realized by the officer. Assumptions used in the calculation of these values are included in footnote 11 of the notes to the consolidated financial statements.

(4)
Mr. McCormick also served as our Chief Financial Officer from August 1, 2017 through November 26, 2018.

(5)
Mr. Wu resigned as Chief Operating Officer on January 12, 2018.

(6)
The options were forfeited upon Mr. Wu’s resignation.

Narrative Disclosure to Compensation Tables
Employment Agreements
Jim McCormick
The Company and Jim McCormick entered into an offer letter dated as of July 3, 2017. Pursuant to the offer letter, Mr. McCormick received an initial annual base salary of  $150,000. In addition, under the original terms of the offer letter, Mr. McCormick had the opportunity to earn an annual bonus of up to $50,000, based on achievement of annual target performance goals, as established by the board of directors or our Chief Executive Officer, in their sole and absolute discretion. On July 31, 2018, the board approved an increase to Mr. McCormick’s base salary to $250,000 and an increase in his bonus eligibility of  $125,000. In addition, Mr. McCormick was granted options to purchase 600,000 shares of our common stock, which will vest over three years commencing August 1, 2017, with 1/3 vesting on August 1, 2018, and the remaining 2/3 vesting ratably in equal monthly installments over the remaining two years. The options are governed by the terms and conditions of a stock option agreement which Mr. McCormick signed, which terms and conditions reflect the foregoing and provide for vesting upon a change of control of the Company.
Ben Wu
On February 18, 2014, we entered into an employment agreement with Ben Wu to serve as our Chief Executive Officer and President until December 31, 2014. Thereafter, the agreement automatically renewed for additional 12-month terms unless a notice of non-renewal was provided by either party. On August 29, 2014, Ben Wu was appointed by the board of directors to serve as Chief Operating Officer and Nicholas Kovacevich was appointed to serve as Chief Executive Officer. Under Mr. Wu’s employment agreement, he was entitled to receive compensation of  $96,000 per year as a base salary and a discretionary annual cash bonus not to exceed his base salary, with the amount of such bonus, if any, determined by the board of directors. Mr. Wu also received 1,000,000 restricted shares of Company common stock pursuant to the terms of his employment agreement, which vested immediately upon execution of his agreement, as well as an option to purchase 1,000,000 shares of Company common stock at an exercise price of  $0.05 per share. The fair value per share did not exceed the exercise price on the date of grant. The exercise price of the option was not adjusted or amended during fiscal 2016 and 2017. The option fully vested upon execution of Mr. Wu’s employment agreement and was exercisable immediately. Effective September 1, 2015, Mr. Wu’s salary increased to $130,000 per annum and Mr. Wu received a $16,000 bonus.
Change of Control
Certain of our former named executive officers were eligible to receive certain benefits in the event of a change in control or if their employment was terminated under certain circumstances, as described under “Potential Payments Upon Termination or Change in Control” below.
Equity Compensation
We grant stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes. Generally, one-half of the equity awards we grant vest on the first year anniversary, with the remainder vesting in equal monthly installments over 12 months, subject to the employee’s continued employment with us on the vesting date.
Potential Payments Upon Termination or Change in Control
Ben Wu
The employment agreement we entered into with Ben Wu, our former President and Chief Operating Officer, included severance provisions. In the event of any of the following conditions triggering severance payment was effected as of or after six months of Mr. Wu’s employment commencement date, Mr. Wu would have been entitled to receive an amount equal to three months of base salary, or $32,500.
Mr. Wu would have been entitled to such amount if  (i) his employment is terminated by us (A) without Cause, (B) by delivery of a non-renewal notice by us, (C) by reason of his death or disability, or (D) if his title or duties were materially modified, we changed our primary place of business or the location at which Mr. Wu was expected to be by more than 50 miles, we materially breached a material provision of the employment agreement or we otherwise materially and adversely changed the conditions of employment; or (ii) (A) a Change of Control is consummated, (B) Mr. Wu was not offered substantially equivalent employment with the surviving company following the Change of Control and (C) Mr. Wu resigned or otherwise voluntarily failed to continue employment with the Company or the surviving company following such Change of Control.

“Cause” means (i) conviction of a felony, (ii) commission of an act of fraud or embezzlement against us, (iii) willful disregard of a written directive of the board of directors involving a matter of material importance to us and that is uncured 30 days after receiving notice, (iv) a material breach of any material provision of the employment agreement, (v) engaging in conduct which is intended to bring disrepute or to damage the reputation and operation of us, (vi) unexcused repeated absenteeism or (vii) use of illegal substances that significantly impairs an officer’s ability to perform his duties.
“Change of Control” means any of the following: any consolidation, merger, or recapitalization of us with, or any sale of our equity to, any other non-affiliated entity as a result of which, in any such case, the beneficial holders of our issued and outstanding equity securities immediately prior to such transaction possess less than 50% of the voting power of the surviving entity immediately after such transaction; or any sale or transfer of all or substantially all of our assets.
On the date of Mr. Wu’s resignation, we entered into a Separation Agreement with Mr. Wu. Pursuant to the Separation Agreement, among other things, (a) Mr. Wu will receive a severance payment of  $30,000, which will be payable in three monthly installments following the date of Mr. Wu’s resignation, (b) we amended the terms of fully vested options held by Mr. Wu to purchase 1,000,000 shares of the Company’s common stock to (i) extend the exercise period with respect to such options until the one-year anniversary of Mr. Wu’s resignation, subject to certain monthly limitations and (ii) provide that upon a change of control of us, all such options will become immediately vested and exercisable, and (c) Mr. Wu received 100,000 restricted shares of our common stock, which will vest fully on the earlier to occur of  (i) the one-year anniversary of Mr. Wu’s resignation or (ii) a change of control of us. The Separation Agreement also contains a general release in favor of us. Mr. Wu forfeited unvested options to purchase 1,500,000 shares of the Company’s common stock upon his resignation, in accordance with the applicable option grant agreement.
Other than the agreements with Ben Wu described in the preceding paragraphs, we are not a party to any contract, agreement, plan, or arrangement, whether written or unwritten, that provides for a payment or payments to a named executive officer at, following, or in connection with the resignation, retirement, or other termination of employment of the named executive officer, or a change in control, or a change in the officer’s responsibilities following a change in control.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees. We do not provide our named executive officers with perquisites or other personal benefits other than reimbursement of their healthcare premiums (prior to our offering health plans), as described in the Summary Compensation Table.
Outstanding Equity Awards at 2018 Fiscal Year-End
We grant stock options to certain of our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes.

The following table provides information regarding outstanding stock options and unvested stock awards held by each of our named executive officers as of August 31, 2018.
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Nicholas Kovacevich	—	120,000	2.39	11/14/2027(1)
	—	150,000	4.53	7/31/2028(2)
	—	175,000	5.21	10/24/2028(2)
Jim McCormick	200,000	400,000		8/1/2027(2)
	—	200,000		11/14/2027(1)
	—	500,000		4/5/2028(2)
	—	150,000		7/31/2028(2)

(1)
One-half of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over one year.

(2)
One-third of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over one year.

All option awards were granted under our 2016 Equity Incentive Plan.
Limitations of Liability and Indemnification Matters
We are a Nevada corporation and generally governed by the Nevada Private Corporations Code, Title 78 of the Nevada Revised Statutes, or NRS.
Section 78.138 of the NRS provides that, unless the corporation’s articles of incorporation provide otherwise, a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud, or a knowing violation of the law.
Section 78.7502 of the NRS permits a company to indemnify its directors and officers against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending, or completed action, suit, or proceeding, if the officer or director (i) is not liable pursuant to Section 78.138 of the NRS, or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. Section 78.7502 of the NRS also precludes indemnification by the corporation if the officer or director has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses and requires a corporation to indemnify its officers and directors if they have been successful on the merits or otherwise in defense of any claim, issue, or matter resulting from their service as a director or officer.
Section 78.751 of the NRS permits a Nevada corporation to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit, or proceeding as they are incurred and in advance of final disposition thereof, upon determination by the stockholders, the disinterested board members, or by independent legal counsel. Section 78.751 of the NRS provides that the articles of incorporation, the bylaws or an agreement may require a corporation to advance expenses as incurred upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation if so provided in the corporation’s articles of incorporation, bylaws, or other agreement. Section 78.751 of the NRS further permits the corporation to grant its directors and officers additional rights of indemnification under its articles of incorporation, bylaws, or other agreement.
Section 78.752 of the NRS provides that a Nevada corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. We have obtained insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
The foregoing discussion of indemnification merely summarizes certain aspects of indemnification provisions and is limited by reference to the above discussed sections of the NRS.
Our bylaws provide that we must indemnify our directors and officers and may indemnify our employees and other agents to the fullest extent permitted by the NRS.
The limitation of liability and indemnification provisions in our bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, the board of directors and the compensation committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors.
On July 31, 2018, our board of directors approved new compensation arrangements for non-employee Directors. Each Director that is not an employee of the Company or its subsidiaries is entitled to receive the following cash compensation for board services, as applicable:
•
$30,000 per year for service as a board of directors member;

•
$15,000 per year for service as chairman of the audit committee;

•
$10,000 per year for service as chairman of the compensation committee;

•
$5,000 per year for service as chairman of the nominating and corporate governance committee;

•
$7,500 per year for service as non-chairman member of the audit committee;

•
$5,000 per year for service as non-chairman member of the compensation committee; and

•
$2,500 per year for service as non-chairman member of the nominating and corporate governance committee.

Each new independent non-employee member that is elected to the board of directors will receive an automatic grant of restricted shares of our common stock under the 2016 Plan, with the number of such shares to be determined by the compensation committee. The restricted shares will be granted following the new director’s initial election to the board of directors and the restrictions will vest with respect to one-third of the shares on the first anniversary of the applicable grant date and ratably in monthly installments over the following 24 months. For purposes of such initial grants, an independent non-employee director is a director who is not employed by us and who does not receive compensation from us (excluding non-employee director compensation) or have a business relationship with us that would require disclosure under applicable SEC rules, and who has been determined to be independent by our board of directors.
On the first day of each fiscal year, each non-employee director is eligible to receive a non-qualified stock option to purchase 145,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the grant date. Annual grants vest with respect to 50% of the underlying shares on the one-year anniversary of the grant date, with the remaining underlying shares vesting in 12 equal monthly installments.
Also on July 31, 2018, our board of directors approved one-time grants to each non-employee director as of such date 30,000 shares of restricted stock, with the restrictions vesting with respect to one-third of the restricted shares on the one-year anniversary of the grant date and the remainder of the restrictions vesting in 24 equal monthly installments.
Upon the appointment of Donald Hunter to our board of directors on February 1, 2018, our board of directors approved a one-time grant of options to Mr. Hunter to purchase 120,000 shares of our common stock, with the exercise price being equal to the fair market value per share of our common stock as of the grant date. One-half of the shares underlying the options will vest on the one-year anniversary of the grant date, and the remainder of the underlying shares will vest in twelve equal monthly installments.
We do not compensate Mr. Kovacevich for his services in his capacity as Chairman. Directors are not paid for meetings attended. All travel and lodging expenses associated with corporate matters are reimbursed by us, if and when incurred.

Director Compensation Table
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended August 31, 2018.
Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	Total ($)
Eric Baum	$12,000	$103,118	$115,118
Barbara Goodstein	$12,000	$103,118	$115,118
Donald Hunter(3)	$8,000	$382,700	$390,700
Dallas Imbimbo	$12,000	$103,118	$115,118

(1)
Amounts reflect the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not necessarily paid to or realized by the officer. Assumptions used in the calculation of these values are included in footnote 15 of the notes to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended August 31, 2018.

(2)
The aggregate number of option awards outstanding at August 31, 2018 and held by the then-serving directors were as follows: 250,000 for Mr. Baum, of which 50,000 were received in connection with consulting services prior to Mr. Baum’s appointment as Director, 120,000 for Ms. Goodstein, 120,000 for Mr. Hunter, 120,000 for Mr. Kovacevich and 120,000 for Mr. Imbimbo.

(3)
Mr. Hunter was appointed to our board of directors as of February 1, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of December 28, 2018, by:
•
each of our current named executive officers;

•
each of our directors;

•
all of our directors and current named executive officers as a group; and

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of  (i) any shares of our common stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of December 28, 2018, whether through the exercise of options, warrants or otherwise.
	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Shares	Percent(2)
5% or Greater Stockholders
Jason Manasse(3)	4,930,480	6.1%
Theodore Nicols(4)	4,930,480	6.1%
Executive Officers and Directors
Nicholas Kovacevich(5)	11,310,000	14.1%
Christopher Tedford	—	*
Jim McCormick(6)	441,667	*
Jason Vegotsky(7)	189,870	*
Eric Baum(8)	860,612	1.1%
Barbara Goodstein(9)	105,000	*
Donald Hunter(10)	90,000	*
Dallas Imbimbo(11)	10,942,427	13.6%
All current executive officers and directors as a group (total 8 persons)(12)	23,939,576	29.5%

*
Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)
Unless otherwise indicated, the address of each beneficial owner listed below is c/o KushCo Holdings, Inc., 11958 Monarch Street, Garden Grove, CA 92841.

(2)
Based on 80,207,266 shares of Common Stock outstanding on December 28, 2018, together with the applicable options for each stockholder that become exercisable within 60 days.

(3)
This information is based upon a Schedule 13D filed by Mr. Manasse with Securities and Exchange Commission on February 14, 2018 reporting beneficial ownership as of February 14, 2018 and information provided to us by Mr. Manasse. Consists of 4,930,480 shares held by Mr. Manasse.

(4)
This information is based solely upon a Schedule 13D filed by Mr. Nicols with Securities and Exchange Commission on February 14, 2018 reporting beneficial ownership as of February 14, 2018 and information provided to us by Mr. Nicols. Consists of 4,930,480 shares held by Mr. Nicols.

(5)
Consists of 11,235,000 shares held by Mr. Kovacevich and 75,000 shares issuable pursuant to stock options exercisable within 60 days of December 28, 2018.

(6)
Consists of 441,667 shares issuable to Mr. McCormick pursuant to stock options exercisable within 60 days of December 28, 2018.

(7)
Consists of 189,870 shares held by Artiste Holdings, LLC, over which Mr. Vegotsky has voting and investment power.

(8)
Consists of 655,612 shares held by Mr. Baum, which includes 30,000 restricted shares, and 205,000 shares issuable pursuant to stock options exercisable within 60 days of December 28, 2018.

(9)
Consists of 30,000 restricted shares held by Ms. Goodstein and 75,000 shares issuable pursuant to stock options exercisable within 60 days of December 28, 2018.

(10)
Consists of 30,000 shares held by Mr. Hunter, which includes 30,000 restricted shares, and 60,000 shares issuable pursuant to stock options exercisable within 60 days of December 28, 2018.

(11)
Consists of 10,867,427 shares held by Mr. Imbimbo, which includes 30,000 restricted shares, and 75,000 shares issuable pursuant to stock options exercisable within 60 days of December 28, 2018.

(12)
Consists of 23,007,909 shares held, which includes 120,000 restricted shares, and 931,667 shares issuable pursuant to stock options exercisable within 60 days of December 28, 2018.

EQUITY COMPENSATION PLAN INFORMATION
On February 9, 2016, we approved the KushCo Holdings, Inc. 2016 Stock Incentive Plan (the “2016 Plan”). The 2016 Plan provides for the granting of incentive stock options, options that do not qualify as incentive stock options (such as non-qualified stock options), restricted stock awards, stock awards, restricted stock purchase offers, or any combination of such awards. On May 8, 2018, we amended the 2016 Plan to increase the maximum number of shares to be issued from 5,000,000 to 15,000,000.
The following table sets forth information as of August 31, 2018 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	8,367,693	$3.95	6,632,307
Equity compensation plans not approved by security holders(2)	1,000,000	$0.05	—
Total	9,367,693	$3.85	6,632,307

(1)
Consists of the 2016 Plan.

(2)
Consists of options granted to Ben Wu in connection with the commencement of his employment. See “Executive Compensation — Narrative Disclosure to Compensation Tables — Employment Agreements — Ben Wu.”

TRANSACTIONS WITH RELATED PERSONS
Transactions with Related Persons
Except as set out below, since September 1, 2017, there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of  $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders. There are no family relationships among any of our directors or executive officers.
All of the transactions set forth below were approved by a majority of our board of directors, including a majority of the disinterested members of our board of directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by a majority of the members of our board of directors, including a majority of the disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Sub-Lease
We sub-leased our former corporate headquarters from 3 Kings Ventures, LLC, a related party owned by Dallas Imbimbo, Director, Nicholas Kovacevich, Chairman and Chief Executive Officer, and Jeffrey Meng, formerly a greater than 5% stockholder. During the fiscal year ended August 31, 2018, we made rent payments to 3 Kings Ventures, LLC of  $110,000.
Director Independence
Our board of directors is currently composed of five members, of whom three, Eric Baum, Barbara Goodstein and Donald Hunter, are independent. Our common stock is not currently listed for trading on a national securities exchange and, as such, we are not subject to any director independence standards. We evaluated independence in accordance with the rules of The Nasdaq Stock Market LLC. Mr. Baum, Ms. Goodstein and Mr. Hunter qualify as an independent committee member under the independence standards of The Nasdaq Stock Market LLC applicable to audit, compensation, or nominating and corporate governance committees generally.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers and directors and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons during fiscal year ended August 31, 2018, we believe that all Reporting Persons complied with all applicable reporting requirements, except that due to administrative error, Messrs. Imbimbo, Baum, McCormick and Kovacevich filed late Form 4s on November 17, 2018 relating to stock options granted on November 14, 2018 and due to a delay in obtaining filing codes, Ms. Goodstein filed a late Form 4 on November 21, 2018 relating to stock options granted on November 14, 2018.
EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2020 annual meeting of stockholders must be received by us on or before September 2, 2019 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, KushCo Holdings, Inc., 11958 Monarch Street, Garden Grove, CA 92841.
Our By-laws do not contain any advance notice requirements for stockholder business. Proxies solicited by the board of directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the SEC governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
Our Nominating and Corporate Governance Committee identifies and evaluates director candidates and recommends candidates to our board of directors for nomination. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings to evaluate potential candidates and interviews of selected candidates. We do not pay any fees to third parties to identify or evaluate potential nominees.
Our Nominating and Corporate Governance Committee will evaluate all such proposed director candidates, including those recommended by securityholders in compliance with the procedures established by our Nominating and Corporate Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the board of directors, the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the board of directors, all facts and circumstances that the Nominating and Corporate Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the Nominating and Corporate Governance Committee plans to select persons for nomination to so that a majority of the board will, upon such appointment, continue to be “independent” in accordance with rules of The Nasdaq Stock Market LLC and the audit, compensation and nominating and corporate governance committees shall remain comprised entirely of independent directors. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of board members that represents a diversity of background and experience. The Nominating and Corporate Governance Committee also may consider whether the nominee has direct experience in the retail, manufacturing and/or cannabis industries or in the markets in which we operate.
All securityholder recommendations for director candidates must be submitted in writing to our Secretary at KushCo Holdings, Inc., 11958 Monarch Street, Garden Grove, CA 92841, who will forward all recommendations to the Nominating and Corporate Governance Committee. All securityholder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for director candidates must include:
•
the name and address of record of the securityholder,

•
a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•
the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate,

•
a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the board of directors and set forth in the nominating and corporate governance committee charter,

•
a description of all arrangements or understandings between the securityholder and the proposed director candidate,

•
the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected, and

•
any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the board of directors may do so by sending a written communication to any director at the following address: Secretary, KushCo Holdings, Inc., 11958 Monarch Street, Garden Grove, CA 92841. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the board of directors or certain specified individual directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the director or directors to whom it is addressed.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our board of directors selected RBSM LLP (“RBSM”) as our auditors for the years ended August 31, 2018 and 2017. The following table shows RBSM billed for the audit and other services for the years ended August 31, 2018 and 2017:
	2018	2017
Audit Fees	$224,170	$75,250
Audit-Related Fees	28,500	33,000
Tax Fees	—	—
All Other Fees	75,000	—
Total	$327,670	$108,250
Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.
Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.
All Other Fees — This category consists of fees for other miscellaneous items.
Pre-Approval Policies and Procedures
We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our Audit Committee pre-approves all services to be provided by RBSM and the estimated fees related to these services.
With respect to the audit of our financial statements as of August 31, 2018 and August 31, 2017, and for the year then ended, none of the hours expended on RBSM’s engagement to audit those financial statements were attributed to work by persons other than RBSM full-time, permanent employees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The board of directors has appointed RBSM LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019. RBSM LLP has served as our independent registered public accounting firm since August 2013. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the board is submitting the appointment of RBSM LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of RBSM LLP, the Audit Committee will reconsider the appointment of RBSM LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of RBSM LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2019. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3

APPROVAL OF AMENDMENT TO 2016 STOCK INCENTIVE PLAN
Overview
We are proposing that our stockholders approve the amendment of the KushCo Holdings, Inc. 2016 Equity Incentive Plan (as amended, the “2016 Plan” and such amendment, the “Plan Amendment”) to increase by 3,000,000 shares the number of authorized shares of common stock available for issuance under the 2016 Plan from 15,000,000 shares to 18,000,000 shares and to reflect our name change from “Kush Bottles, Inc.” to “KushCo Holdings, Inc.” that became effect in September 2018. Our board of directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building stockholder value. Our 2016 Plan is an integral part of this strategy. An increase in shares available under the 2016 Plan is necessary not only to retain current employees but also to attract new talent as we grow. We anticipate that the shares currently available under our 2016 Plan will be insufficient to meet our future needs, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The 2016 Plan is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.
The 2016 Plan currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors and consultants of the Company and its subsidiaries. Currently, 15,000,000 shares of common stock are reserved for issuance pursuant to awards granted under the 2016 Plan. On December 20, 2018, the board of directors approved the Plan Amendment, subject to stockholder approval.
Our board of directors believes that the proposed amendment of the 2016 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. Stock options and other stock-based incentive awards are given to the employees, officers, directors and consultants of our Company upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees with a proprietary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our board of directors anticipates that this direct stake in the future success of our Company also assures a closer alignment of the interests of employees with those of our stockholders. Our board of directors believes that the number of shares of common stock currently available for issuance under our 2016 Plan is insufficient in view of our anticipated growth, compensation structure, and strategy. If we cannot increase the amount of shares of common stock available for issuance pursuant to the Plan Amendment, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the 2016 Plan will continue in effect without the amendment described above.
Based solely on the closing price of our common stock as reported on the OTC Markets Group’s OTCQB Over-the-Counter Bulletin Board on December 27, 2018, the maximum aggregate market value of the 3,000,000 additional shares that could potentially be issued under the 2016 Plan, as amended, is approximately $14.6 million. The shares available for issuance by us under the 2016 Plan will be authorized but unissued shares.
As of December 28, 2018: (i) 5,882,307 shares of our common stock remained available for future awards under our 2016 Plan; and (ii) 9,367,693 shares of our common stock were subject to outstanding options under our 2016 Plan (with the outstanding options having a weighted average exercise price of $3.80 per share and a weighted average term to scheduled expiration of 9.1 years). During the fiscal year ended August 31, 2018, our board of directors approved the grant of options to purchase 7,177,500 shares of Common Stock under our 2016 Plan.
The following description of certain features of the 2016 Plan, as amended by the Plan Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2016 Plan, as amended by the Plan Amendment, that is attached hereto as Appendix A.

Summary of the 2016 Plan, as Amended
Our 2016 Plan was adopted by our board of directors in February 2016 and was approved by consent of stockholders holding a majority of our then-outstanding shares of common stock. The 2016 Plan is administered by our board of directors.
Share Reserve.   The number of shares of our common stock available for issuance under our 2016 Plan, as amended, will be 18,000,000 shares.
In general, if awards under the 2016 Plan terminate or expire without the issuance of shares, or if we repurchase shares issued under the 2016 Plan, then such shares will again become available for awards. All share numbers described in this summary of the 2016 Plan will automatically adjust in the event of a stock split, a stock dividend, a combination or reclassification of shares, a recapitalization, a merger or similar event.
Administration.   The 2016 Plan is administered by our board of directors, provided however, that the board may delegate such administration to any committee. Subject to the provisions of the 2016 Plan, the board of directors and/or committee thereof will have authority to, among other things, (i) grant incentive stock options in accordance with Section 422 of the Code, or non-qualified options, stock awards or restricted stock purchase offers; (ii) determine the fair market value of the stock covered by any grant; (iii) determine which eligible persons will receive grants and the number of shares, restrictions, terms and conditions to be included in such grants; (iv) construe and interpret the 2016 Plan; (v) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the 2016 Plan or any grant; and (vi) consistent with the 2016 Plan and with the consent of the participant, as appropriate, amend any outstanding grant or amend the exercise date or dates thereof. The interpretation and construction by the board of directors of any provisions of the 2016 Plan or selection of participants is conclusive and final.
Eligibility.   The persons who are eligible to receive grants are our directors, officers, employees or consultants.
Terms and Conditions of Options.   Options granted under the 2016 Plan will be evidenced by agreements between the Company and the respective optionees, in such form and substance as the board or committee thereof will from time to time approve. Any option granted to an employee, consultant or director of the Company will become exercisable over a period of no longer than ten (10) years. Unless otherwise specified by the board or the committee thereof in the resolution authorizing such option, the date of grant of an option will be deemed to be the date upon which the board or committee authorizes the granting of such option.
If optionee’s status as an employee will terminate for any reason other than optionee’s disability or death, then optionee (or if the optionee will die after such termination, but prior to exercise, optionee’s personal representative or the person entitled to succeed to the option) will have the right to exercise the portions of any of optionee’s incentive stock options which were exercisable as of the date of such termination, in whole or in part, within 90 days after such termination or, in the event of  “termination for good cause” as that term is defined by Nevada case law, the terms of the 2016 Plan or the option agreement or an employment agreement, the option will automatically terminate as of the termination of employment as to all shares covered by the option. With respect to non-qualified options granted to employees, directors or consultants, the board of directors may specify such period for exercise, not less than 90 days after such termination following termination of employment or services as the board deems reasonable and appropriate, except that in the case of  “termination for cause” or removal of a director, the option will automatically terminate as of the termination of employment or services as to shares covered by the option. The option may be exercised only with respect to installments that the optionee could have exercised at the date of termination of employment or services. No option shall be transferable by the optionee, except by will or by the laws of descent and distribution.
Recapitalization.   Subject to any required action of stockholders, the number of shares of common stock covered by each outstanding option, and the exercise price per share thereof set forth in each such option, will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.
Modification, Acceleration, Extension, and Renewal of Options.   Subject to the terms and conditions and within the limitations of the 2016 Plan, the board of directors may modify an option, or, once an option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding options granted under the 2016 Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution for such options, provided such action is permissible under the applicable laws, rules and regulations.
Stock Awards and Restricted Stock Purchase Offers.   All or part of any stock award under the 2016 Plan may be subject to conditions established by the board of directors or committee thereof. Such awards may be based on fair market value or other specified valuation. A grant of a restricted stock purchase offer under the 2016 Plan shall be subject to such (i) vesting contingencies related to the participant’s continued association with us for a specified time and (ii) other specified conditions as the board or committee shall determine, in its sole discretion, consistent with the provisions of the 2016 Plan.
No Assignment.   No grant or any other benefit under the 2016 Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the participant to whom it was granted.
Effective and Termination Date.   The 2016 Plan became effective on the date it is approved by the board of directors, on February 9, 2016. The 2016 Plan will terminate ten years later, on February 9, 2026, subject to earlier termination by the board of directors.
Amendment or Termination of the 2016 Plan.   The Board may at any time, and from time to time, suspend or terminate the 2016 Plan in whole or in part or amend it from time to time, except that no change may be made without the approval of our stockholders to (i) increase the number of shares subject to the 2016 Plan, (ii) decrease the price at which awards may be granted, (iii) materially increase the benefits to participants, or (iv) change the class of persons eligible to receive Awards under the 2016 Plan.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2016 Plan, as amended by the Plan Amendment. It does not describe all federal tax consequences under the 2016 Plan, nor does it describe state or local tax consequences.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Restricted Stock.   A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the 2016 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.
Parachute Payments.   The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the 2016 Plan, as amended by the Plan Amendment. The number of shares that may be granted to our Chief Executive Officer, executive officers, non-employee directors (other than the automatically granted awards) and non-executive officers under the 2016 Plan, as amended by the Plan Amendment, is not determinable at this time, as such grants are subject to the discretion of the board of directors. Information about the non-qualified stock options granted to non-employee directors can be found herein under the heading “Director Compensation.” The following table provides information with respect to the number of shares granted under the 2016 Plan for the fiscal year ended August 31, 2018 to our executive officers as of that date, directors who are not executive officers, and employees. Information about the number of shares granted to our Chief Executive Officer and other named executive officers can be found herein under the heading “Outstanding Equity Awards at 2018 Fiscal Year-End.”
Name and Position	Number of Shares Underlying Awards
Nicholas Kovacevich — Chairman and Chief Executive Officer	120,000
Jim McCormick — Chief Operating Officer and Former Chief Financial Officer	700,000
Ben Wu — Former President and Chief Operating Officer	—
All executive officers as a group	820,000
All directors who are not executive officers, as a group	480,000
Employees as a group (excluding executive officers)	5,877,500
Totals	7,177,500
Reference is hereby made to the “Equity Compensation Plan Information” table on page 21 of this Proxy Statement which is incorporated by reference into this Proposal 3 and provides certain details on our current plans.

Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval of the amendment of the 2016 Plan to increase the maximum number of shares authorized for issuance thereunder by 3,000,000 shares.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2016 PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 3,000,000 SHARES. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2016 PLAN UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at KushCo Holdings, Inc., 11958 Monarch Street, Garden Grove, CA 92841 or by telephone at (714) 243-4311. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.
OTHER MATTERS
The board of directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED AUGUST 31, 2018. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2018 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO KUSHCO HOLDINGS, INC., 11958 MONARCH STREET, GARDEN GROVE, CA 92841. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

Appendix A
KUSHCO HOLDINGS ~~KUSH BOTTLES~~, INC. 2016
STOCK INCENTIVE PLAN
(marked to show proposed amendments)
Adopted February 9, 2016, amended on May 8, 2018
and on February __, 2019
THIS KUSHCO HOLDINGS ~~KUSH BOTTLES~~, INC. 2016 STOCK INCENTIVE PLAN (the “Plan”) is designed to retain directors, executives, officers, selected employees, and consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.
1. Definitions
(a) “Board” — The Board of Directors of the Company.
(b) “Change in Control” — Means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:
1~~i~~. The acquisition in one transaction by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 51% or more of outstanding Stock of the Company; provided, however, that a Change in Control as defined in this clause (1) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the effective date of this Plan is a holder of Stock (a “Current Stockholder”) so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 51% or more of the outstanding; or
2~~ii~~. Any election has occurred of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of this Plan and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the effective date of this Plan; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in sub clause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (2) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in sub clause (ii); or
3~~iii~~. Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a “Reorganization Transaction”), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such Reorganization Transaction; or
4~~iv~~. Approval by the stockholders of the Company of  (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such sale or disposition in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such sale or disposition.
(c) “Code” — The Internal Revenue Code of 1986, as amended from time to time.
(d) “Committee” — The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan.
(e) “Company” — KushCo Holdings~~Kush Bottles~~, Inc. and its subsidiaries, including subsidiaries of subsidiaries.
(f) “Exchange Act” — The Securities Exchange Act of 1934, as amended from time to time.
(g) “Fair Market Value” — The fair market value of the Company’s issued and outstanding Stock based on the closing price on the day of any grant or award of stock under the Plan.
(h) “Grant” — The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination, or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.
(i) “Grant Agreement” — An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.
(j) “Option” — Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee”.
(k) “Participant” — A director, officer, employee, or consultant of the Company to whom an Award has been made under the Plan.
(l) “Restricted Stock Purchase Offer” — A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.
(m) “Securities Act” — The Securities Act of 1933, as amended from time to time.
(n) “Stock” — Authorized and issued or unissued shares of common stock of the Company.
(o) “Stock Award” — A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.
2. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine the Fair Market Value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3. Eligibility.
(a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.
(b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.
(c) The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date the Option is granted, in excess of  $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.
(d) Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.
(e) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.
4. Stock
(a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.
(b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed eighteen~~fifteen~~ million (18,000,000~~15,000,000~~). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.
(c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.
(d) Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights will be used for general corporate purposes.
(e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:
(a) Number of Shares: Each Option shall state the number of shares to which it pertains.
(b) Exercise Price: Each Incentive Stock Option shall state the exercise price, which shall be determined as follows:
(i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and
(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.
For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is an active public market for such Stock, the Fair Market Value per share shall be the closing price if such stock is listed on such public market on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.
The exercise price of each Nonstatutory Stock Option shall be determined at the discretion of the Board of Directors of the Corporation.
(c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:
(i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or
(ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.
(iii) At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada Revised Statutes as may be acceptable to the Board.
(d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than ten (10) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten

Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.
Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.
(e) Termination of Status as Employee, Consultant or Director: If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 90 days after such termination (or, in the event of  “termination for good cause” as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).
With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 90 days (except that in the case of  “termination for cause” or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.
(f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the ninety (90) day period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.
(g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.
(h) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.
(i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.
Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.
In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.
To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.
The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.
(j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.
(k) Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.
(m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, the corporate law of the state of Nevada, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.
(n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the applicable state securities laws; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.
6. Stock Awards and Restricted Stock Purchase Offers.
(a) Types of Grants.
(i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.
(ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan.
(b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock.” Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.
(c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:
(i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.
(ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.
(iii) A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.
(iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Nonassignability.
(i) Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.
(ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.
(e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:
(i) Retirement Under a Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.
(ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.
(iii) Death or Disability of a Participant.
1. In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.
2. In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.
3. After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

4. In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.
7. Change in Control. Unless otherwise provided in the applicable Grant Agreement, in the event of a Change in Control, 50% of the vesting restrictions applicable to each Participant’s Grant(s) shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options, i.e. to the extent that a Participant’s Option(s) are unvested, 50% of such unvested portion shall vest.
8. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (A) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.
9. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.
In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made. Each Participant understands that such Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of an award or grant of options or Shares. Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the receipt of the options or Shares and that Participant is not relying on the Company or the Company’s counsel for any tax advice. The Company intends to report the value of the options or Shares received, if applicable, to appropriate tax authorities. The Company has the authority to require Participant to remit to the Company an amount sufficient to satisfy all federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the receipt of the Shares.
11. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.
12. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief financial officer or the chief executive officer.
13. Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof  (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.
14. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of California and construed accordingly.
15. Termination Dates. The Plan shall terminate ten years following the initial adoption of the Plan by the Board of Directors, subject to earlier termination by the Board pursuant to Section 9.
The foregoing 2016 Stock Incentive Plan was duly adopted and approved by the Board of Directors as of February 9, 2016, ~~and~~ the first amendment thereto was duly adopted and approved by the Board of Directors as of March 9, 2018 and the second amendment thereto was duly adopted and approved by the Board of Directors as of December 20, 2018.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000393041_1 R1.0.1.17 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Eric Baum 02 Barbara Goodstein 03 Donald Hunter 04 Dallas Imbimbo 05 Nicholas Kovacevich KUSHCO HOLDINGS, INC. 11958 MONARCH STREET GARDEN GROVE, CA 92841 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 02/20/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 02/20/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 The ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019; 3 The approval of an amendment to the Company’s 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 3,000,000 shares; and NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000393041_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Chairman’s letter are available at www.proxyvote.com KUSHCO HOLDINGS, INC. Annual Meeting of Stockholders February 21, 2019 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Nicholas Kovacevich and Christopher Tedford, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of KUSHCO HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 a.m., Pacific Time on Thursday, February 21, 2019, at the Center Club Orange County, 650 Town Center Drive, Costa Mesa, California 92626, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side